Amend #1 DISTRIBUTION AGREEMENT31.doc
                                             DISTRIBUTION AGREEMENT
                                                  AMENDMENT #1



         THIS AMENDMENT AGREEMENT #1, made and entered into between Aptus Corp., a Delaware corporation ("Aptus"), and Mark Andre ("Developer). Aptus and Developer are referred to collectively herein as the "Parties".

         WHEREAS, the Parties have entered into a Distribution Agreement on January 23, 2004; and

         WHEREAS, the Parties desire to amend the Distribution Agreement as follows:

2.       Distribution

                  Distribution shall be as follows:

         A. From the Platinum VAR at $1,000 per month on 5.5% to the Developer paid invoices.

         B. From all other direct and indirect sources 5.5% to the Developer. on paid invoices

         C. Reports: Within thirty (30) days after the end of the calendar quarter annual period, Aptus shall make a written report to Developer setting forth the gross sales of Licenses sold by Aptus and fully paid on by sources. If there are no gross sales and/or receipts, a statement to that effect will be made by Aptus. At the time each report is made, Aptus shall pay to Developer the distributions by such report.

         D. Distribution statements and payments to Developer shall be deemed to be final unless written notification by Developer to Aptus is made within 120 days specifying the reasons such statements and payments are unacceptable.

         F. Beginning the second calendar quarter of the year 2004, and, continuing every calendar quarter thereafter during the term of this Agreement, payments to Developer shall be made within thirty (30) days of the last day of each calendar quarter.


Section 5.        Buyout

This Agreement Aptus may be bought out, at any time during the term of the Agreement, and, in consideration of such buyout, Aptus will compensate Developer in the amount of $1,250,000.

         IN WITNESS WHEREOF, the Parties hereto have signed this Distribution Agreement Amendment #1 on the dates that appear below.


/s/ Mark Andre                              4/15/04
____________________________________        ______________
Mark Andre, Developer                                Date






Aptus Corp.


    /s/ John P. Gorst                       4/15/04
By: ___________________________________     ______________
         John P. Gorst, President                    Date